EXHIBIT 99.3

Volkswagen Auto Lease Trust 2005-A
SERVICER CERTIFICATE				Collection Period Ended:	Collection Period Ended:	Collection Period Ended:	Collection Period Ended:	Collection Period Ended:	Collection Period Ended:
For the Annual Collection Period ended December 2006				January-06	February-06	March-06	April-06	May-06	June-06

SUMMARY

	Initial Balance	Ending Balance	Note Factor	Principal Pmt (Regular)	Principal Pmt (Regular)	Principal Pmt (Regular)	Principal Pmt (Regular)	Principal Pmt (Regular)	Principal Pmt (Regular)

Class A-1 Notes	425,000,000.00	—	—	—	—	—	—	—	—
Class A-2 Notes	420,000,000.00	—	—	56,324,292.41	42,245,874.86	52,385,708.25	39,276,829.11	39,939,659.70	55,160,154.77
Class A-3 Notes	485,000,000.00	254,365,880.67	0.5244657	—	—	—	—	—	—
Class A-4 Notes	170,000,000.00	170,000,000.00	1.0000000	—	—	—	—	—	—
Certificates	185,393,258.00	185,393,258.00	1.0000000	—	—	—	—	—	—

Total	$1,685,393,258.00	$609,759,138.67		$56,324,292.41	$42,245,874.86	$52,385,708.25	$39,276,829.11	$39,939,659.70	$55,160,154.77

Total Sec. Value	$1,685,393,258.00	$643,467,004.67

			Coupon Rate	Interest Payment	Interest Payment	Interest Payment	Interest Payment	Interest Payment	Interest Payment

Class A-1 Notes			2.9850%	—	—	—	—	—	—
Class A-2 Notes			3.5200%	984,603.40	819,385.48	695,464.24	541,799.50	426,587.47	309,431.13
Class A-3 Notes			3.8200%	1,543,916.67	1,543,916.67	1,543,916.67	1,543,916.67	1,543,916.67	1,543,916.67
Class A-4 Notes			3.9400%	558,166.67	558,166.67	558,166.67	558,166.67	558,166.67	558,166.67

Total				3,086,686.73	2,921,468.81	2,797,547.58	2,643,882.83	2,528,670.80	2,411,514.47

COLLECTIONS AND AVAILABLE FUNDS

Lease Payments Received				27,391,954.31	20,756,918.74	26,979,567.78	19,802,023.52	19,030,894.30	22,187,674.74
Sales Proceeds — Early Terminations				14,705,257.83	11,337,159.44	15,554,739.41	11,795,098.74	13,452,197.17	14,194,073.40
Sales Proceeds — Scheduled Terminations				19,427,766.38	15,342,570.67	15,683,921.51	12,234,045.76	11,858,327.33	22,821,237.78
Security Deposits for Terminated Accounts				189,625.00	139,548.99	123,624.00	87,499.00	101,825.00	133,422.00
Excess Wear and Tear Received				104,777.70	92,175.94	115,449.72	70,268.13	79,831.56	130,844.93
Excess Mileage Charges Received				275,870.26	223,781.00	237,109.01	131,685.84	189,426.46	245,246.63
Other Recoveries Received				1,726,301.62	1,017,254.88	1,064,386.45	592,630.72	427,481.63	787,779.54

Subtotal: Total Collections				63,821,553.10	48,909,409.66	59,758,797.88	44,713,251.71	45,139,983.45	60,500,279.02

Repurchase Payments				—	—	—	—	—	—
Postmaturity Term Extension				—	—	—	—	—	—
Investment Earnings on Collection Account				246,254.31	205,006.27	201,714.49	215,263.69	194,219.21	221,140.39

Total Available Funds, prior to Servicer Advances				64,067,807.41	49,114,415.93	59,960,512.37	44,928,515.40	45,334,202.66	60,721,419.41

Servicer Advance				—	—	—	—	—	—

Total Available Funds				64,067,807.41	49,114,415.93	59,960,512.37	44,928,515.40	45,334,202.66	60,721,419.41

Reserve Account Draw				—	—	—	—	—	—

Available for Distribution				64,067,807.41	49,114,415.93	59,960,512.37	44,928,515.40	45,334,202.66	60,721,419.41

DISTRIBUTIONS

Payment Date Advance Reimbursement				—	—	—	—	—	—
Servicing Fee:
Servicing Fee Shortfall from Prior Periods				—	—	—	—	—	—
Servicing Fee Due in Current Period				1,008,134.48	961,197.57	925,992.67	882,337.92	849,607.22	816,324.18
Servicing Fee Shortfall				—	—	—	—	—	—
Administration Fee				—	—	—	—	—	—
Administration Fee Shortfall from Prior Periods				—	—	—	—	—	—
Administration Fee Due in Current Period				5,000.00	5,000.00	5,000.00	5,000.00	5,000.00	5,000.00
Administration Fee Shortfall				—	—	—	—	—	—
Interest Paid to Noteholders
Interest Shortfall from Prior Periods Class A-1 Notes				—	—	—	—	—	—
Interest Shortfall from Prior Periods Class A-2 Notes				—	—	—	—	—	—
Interest Shortfall from Prior Periods Class A-3 Notes				—	—	—	—	—	—
Interest Shortfall from Prior Periods Class A-4 Notes				—	—	—	—	—	—
Interest Due in Current Period Class A-1 Notes				—	—	—	—	—	—
Interest Due in Current Period Class A-2 Notes				984,603.40	819,385.48	695,464.24	541,799.50	426,587.47	309,431.13
Interest Due in Current Period Class A-3 Notes				1,543,916.67	1,543,916.67	1,543,916.67	1,543,916.67	1,543,916.67	1,543,916.67
Interest Due in Current Period Class A-4 Notes				558,166.67	558,166.67	558,166.67	558,166.67	558,166.67	558,166.67
Interest Shortfall Class A-1 Notes				—	—	—	—	—	—
Interest Shortfall Class A-2 Notes				—	—	—	—	—	—
Interest Shortfall Class A-3 Notes				—	—	—	—	—	—
Interest Shortfall Class A-4 Notes				—	—	—	—	—	—
First Priority Principal Distribution Amount				—	—	—	—	—	—
Amount Paid to Reserve Account to Reach Specified Balance				—	—	—	—	—	—
Regular Principal Paid to Noteholders				56,324,292.41	42,245,874.86	52,385,708.25	39,276,829.11	39,939,659.70	55,160,154.77
Other Amounts paid to Trustees				—	—	—	—	—	—

Remaining Available Funds				3,643,693.79	2,980,874.69	3,846,263.87	2,120,465.54	2,011,264.93	2,328,426.00

EXHIBIT 99.3

Volkswagen Auto Lease Trust 2005-A
SERVICER CERTIFICATE	Collection Period Ended:	Collection Period Ended:	Collection Period Ended:	Collection Period Ended:	Collection Period Ended:	Collection Period Ended:
For the Annual Collection Period ended December 2006	January-06	February-06	March-06	April-06	May-06	June-06

CALCULATIONS

Calculation of First Priority Principal Distribution Amount:
Outstanding Principal Amount of the Notes (Beg. Of Collection Period)	990,660,250.37	934,335,957.96	892,090,083.10	839,704,374.85	800,427,545.74	760,487,886.04
Less: Aggregate Securitization Value (End of Collection Period)	(1,153,437,081.96)	(1,111,191,207.10)	(1,058,805,498.85)	(1,019,528,669.74)	(979,589,010.04)	(924,428,855.27)

First Priority Principal Distribution Amount (not less than zero)	—	—	—	—	—	—

Calculation of Regular Principal Distribution Amount:
Outstanding Principal Amount of the Notes (Beg. Of Collection Period)	990,660,250.37	934,335,957.96	892,090,083.10	839,704,374.85	800,427,545.74	760,487,886.04
Less: First Priority Principal Distribution Amount	—	—	—	—	—	—
Less: Targeted Note Balance	(934,335,957.96)	(892,090,083.10)	(839,704,374.85)	(800,427,545.74)	(760,487,886.04)	(705,327,731.27)

Regular Principal Distribution Amount	56,324,292.41	42,245,874.86	52,385,708.25	39,276,829.11	39,939,659.70	55,160,154.77

Calculation of Targeted Note Balance:
Aggregate Securitization Value (End of Collection Period)	1,153,437,081.96	1,111,191,207.10	1,058,805,498.85	1,019,528,669.74	979,589,010.04	924,428,855.27
Less: Targeted Overcollateralization Amount (13% of Initial Securitization Value)	(219,101,124.00)	(219,101,124.00)	(219,101,124.00)	(219,101,124.00)	(219,101,124.00)	(219,101,124.00)

Targeted Note Balance	934,335,957.96	892,090,083.10	839,704,374.85	800,427,545.74	760,487,886.04	705,327,731.27

Calculation of Servicer Advance:
Available Funds, prior to Servicer Advances	64,067,807.41	49,114,415.93	59,960,512.37	44,928,515.40	45,334,202.66	60,721,419.41
Less: Payment Date Advance Reimbursement	—	—	—	—	—	—
Less: Servicing Fees Paid	1,008,134.48	961,197.57	925,992.67	882,337.92	849,607.22	816,324.18
Less: Administration Fees Paid	5,000.00	5,000.00	5,000.00	5,000.00	5,000.00	5,000.00
Less: Interest Paid to Noteholders	3,086,686.73	2,921,468.81	2,797,547.58	2,643,882.83	2,528,670.80	2,411,514.47
Less: 1st Priority Principal Distribution	—	—	—	—	—	—

Equals: Remaining Available Funds before Servicer Advance (If < 0, Available Funds Shortfall)	59,967,986.20	45,226,749.55	56,231,972.12	41,397,294.65	41,950,924.63	57,488,580.77
Monthly Lease Payments Due on Included Units but not received	N/A	N/A	N/A	N/A	N/A	N/A

Servicer Advance	—	—	—	—	—	—

Total Available Funds after Servicer Advance	59,967,986.20	45,226,749.55	56,231,972.12	41,397,294.65	41,950,924.63	57,488,580.77

Reserve Account Draw Amount	—	—	—	—	—	—

Reconciliation of Servicer Advance:
Beginning Balance of Servicer Advance	—	—	—	—	—	—
Payment Date Advance Reimbursement	—	—	—	—	—	—
Additional Payment Advances for current period	—	—	—	—	—	—

Ending Balance of Payment Advance	—	—	—	—	—	—

RESERVE ACCOUNT

Reserve Account Balances:
Specified Reserve Account Balance	16,853,932.58	16,853,932.58	16,853,932.58	16,853,932.58	16,853,932.58	16,853,932.58
Initial Reserve Account Balance	16,853,932.58	16,853,932.58	16,853,932.58	16,853,932.58	16,853,932.58	16,853,932.58

Beginning Reserve Account Balance	16,853,932.58	16,853,932.58	16,853,932.58	16,853,932.58	16,853,932.58	16,853,932.58
Plus: Net Investment Income for the Collection Period	60,364.89	56,405.27	63,992.20	64,456.59	69,091.34	68,491.37

Subtotal: Reserve Fund Available for Distribution	16,914,297.47	16,910,337.85	16,917,924.78	16,918,389.17	16,923,023.92	16,922,423.95
Plus: Deposit of Excess Available Funds	—	—	—	—	—	—
Less: Reserve Account Draw Amount	—	—	—	—	—	—

Subtotal Reserve Account Balance	16,914,297.47	16,910,337.85	16,917,924.78	16,918,389.17	16,923,023.92	16,922,423.95
Less: Excess Reserve Account Funds to Transferor	60,364.89	56,405.27	63,992.20	64,456.59	69,091.34	68,491.37

Equals: Ending Reserve Account Balance	16,853,932.58	16,853,932.58	16,853,932.58	16,853,932.58	16,853,932.58	16,853,932.58

Change in Reserve Account Balance from Immediately Preceding Payment Date	—	—	—	—	—	—

Current Period Net Residual Losses:	Amounts	Amounts	Amounts	Amounts	Amounts	Amounts

Aggregate Securitization Value for Scheduled Terminated Units	22,906,812.13	17,942,920.33	18,341,806.59	14,337,082.29	14,207,879.25	25,669,184.21
Less: Sales Proceeds for Current Month Scheduled Terminations	(19,552,341.38)	(15,438,844.66)	(15,773,821.51)	(12,297,494.76)	(11,922,827.33)	(22,919,311.78)
Less: Sales Proceeds/Recoveries for Prior Month Scheduled Terminations	(1,629,086.26)	(956,643.36)	(984,648.22)	(521,075.58)	(304,555.10)	(711,252.04)
Less: Excess Wear and Tear Received	(104,777.70)	(92,175.94)	(115,449.72)	(70,268.13)	(79,831.56)	(130,844.93)
Less: Excess Mileage Received	(275,870.26)	(223,781.00)	(237,109.01)	(131,685.84)	(189,426.46)	(245,246.63)

Current Period Net Residual Losses/(Gains)	1,344,736.53	1,231,475.37	1,230,778.13	1,316,557.98	1,711,238.80	1,662,528.83

Cumulative Net Residual Losses:
Beginning Cumulative Net Residual Losses	14,617,576.57	15,962,313.10	17,193,788.47	18,424,566.60	19,741,124.58	21,452,363.38
Current Period Net Residual Losses	1,344,736.53	1,231,475.37	1,230,778.13	1,316,557.98	1,711,238.80	1,662,528.83

Ending Cumulative Net Residual Losses	15,962,313.10	17,193,788.47	18,424,566.60	19,741,124.58	21,452,363.38	23,114,892.21

Cumulative Net Residual Losses/(Gains) % of Aggregate Initial Securitization Value	0.95%	1.02%	1.09%	1.17%	1.27%	1.37%

EXHIBIT 99.3

Volkswagen Auto Lease Trust 2005-A
SERVICER CERTIFICATE		Collection Period Ended:	Collection Period Ended:	Collection Period Ended:	Collection Period Ended:	Collection Period Ended:	Collection Period Ended:
For the Annual Collection Period ended December 2006		January-06	February-06	March-06	April-06	May-06	June-06

POOL STATISTICS	Initial

Collateral Pool Balance Data
Aggregate Securitization Value	1,685,393,258	1,153,437,082	1,111,191,207	1,058,805,499	1,019,528,670	979,589,010	924,428,855
Number of Current Contracts	72,157	56,893	55,348	53,512	52,045	50,509	48,203
Weighted Average Lease Rate	3.59%	3.54%	3.54%	3.54%	3.52%	3.50%	3.51%
Average Remaining Term	27.48	16.60	16.01	15.16	14.51	13.86	13.21
Average Original Term	42.98	43.25	43.30	43.33	43.36	43.39	43.46
Monthly Prepayment Speed		81.25%	79.82%	82.63%	79.87%	79.63%	85.94%

		Securitization Value	Securitization Value	Securitization Value	Securitization Value	Securitization Value	Securitization Value

Pool Balance (Securitization Value) — Beginning of Period		1,209,761,374	1,153,437,082	1,111,191,207	1,058,805,499	1,019,528,670	979,589,010
Depreciation/Payments		(18,653,111)	(13,167,467)	(18,862,600)	(12,886,576)	(12,343,196)	(15,302,905)
Gross Credit Losses		(950,530)	(702,043)	(934,873)	(1,023,889)	(532,033)	(419,594)
Early Terminations		(13,813,839)	(10,433,445)	(14,246,429)	(11,029,282)	(12,856,551)	(13,768,472)
Scheduled Terminations		(22,906,812)	(17,942,920)	(18,341,807)	(14,337,082)	(14,207,879)	(25,669,184)
Repurchase/Reallocation		—	—	—	—	—	—

Pool Balance — End of Period		1,153,437,082	1,111,191,207	1,058,805,499	1,019,528,670	979,589,010	924,428,855

Delinquencies Aging Profile — End of Period Securitization Value
Current		1,138,466,636	1,099,420,824	1,048,084,439	1,009,379,583	970,189,844	911,948,342
31 - 90 Days Delinquent		12,349,038	9,647,064	9,066,648	9,019,056	8,377,846	11,547,408
90+ Days Delinquent		2,621,408	2,123,319	1,654,412	1,130,031	1,021,320	933,106

Total		1,153,437,082	1,111,191,207	1,058,805,499	1,019,528,670	979,589,010	924,428,855

Credit Losses:
Aggregate Securitization Value on charged-off units		950,530	702,043	934,873	1,023,889	532,033	419,594
Aggregate Liquidation Proceeds on charged-off units		(630,284)	(471,038)	(606,414)	(403,821)	(337,588)	(307,881)
Recoveries on charged-off units		(63,944)	—	(11,345)	(714)	(78,495)	(13,053)

Current Period Aggregate Net Credit Losses/(Gains)		256,302	231,005	317,113	619,354	115,950	98,660

Cumulative Net Credit Losses:
Beginning Cumulative Net Credit Losses		2,066,003	2,322,305	2,553,310	2,870,423	3,489,777	3,605,727
Current Period Net Credit Losses		256,302	231,005	317,113	619,354	115,950	98,660

Ending Cumulative Net Credit Losses		2,322,305	2,553,310	2,870,423	3,489,777	3,605,727	3,704,387

Cumulative Net Credit Losses/(Gains) as a % of Aggregate Initial Sec. Value		0.14%	0.15%	0.17%	0.21%	0.21%	0.22%

EXHIBIT 99.3

Volkswagen Auto Lease Trust 2005-A
SERVICER CERTIFICATE				Collection Period Ended:	Collection Period Ended:	Collection Period Ended:	Collection Period Ended:	Collection Period Ended:	Collection Period Ended:
For the Annual Collection Period ended December 2006				July-06	August-06	September-06	October-06	November-06	December-06	TOTALS

SUMMARY

	Initial Balance	Ending Balance	Note Factor	Principal Pmt (Regular)	Principal Pmt (Regular)	Principal Pmt (Regular)	Principal Pmt (Regular)	Principal Pmt (Regular)	Principal Pmt (Regular)	Principal Pmt (Regular)

Class A-1 Notes	425,000,000.00	—	—	—	—	—	—	—	—	—
Class A-2 Notes	420,000,000.00	—	—	43,994,344.48	6,333,386.79	—	—	—	—	335,660,250.37
Class A-3 Notes	485,000,000.00	254,365,880.67	0.5244657	—	42,343,650.62	54,236,711.87	41,991,603.57	46,459,873.54	45,602,279.73	230,634,119.33
Class A-4 Notes	170,000,000.00	170,000,000.00	1.0000000	—	—	—	—	—	—	—
Certificates	185,393,258.00	185,393,258.00	1.0000000	—	—	—	—	—	—	—

Total	$1,685,393,258.00	$609,759,138.67		$43,994,344.48	$48,677,037.41	$54,236,711.87	$41,991,603.57	$46,459,873.54	$45,602,279.73	$566,294,369.70

Total Sec. Value	$1,685,393,258.00	$643,467,004.67

			Coupon Rate	Interest Payment	Interest Payment	Interest Payment	Interest Payment	Interest Payment	Interest Payment	Interest Payment

Class A-1 Notes			2.9850%	—	—	—	—	—	—	—
Class A-2 Notes			3.5200%	147,628.01	18,577.93	—	—	—	—	3,943,477.17
Class A-3 Notes			3.8200%	1,543,916.67	1,543,916.67	1,409,122.71	1,236,469.18	1,102,795.91	954,898.64	17,054,619.78
Class A-4 Notes			3.9400%	558,166.67	558,166.67	558,166.67	558,166.67	558,166.67	558,166.67	6,698,000.00

Total				2,249,711.35	2,120,661.27	1,967,289.38	1,794,635.85	1,660,962.57	1,513,065.31	27,696,096.94

COLLECTIONS AND AVAILABLE FUNDS

Lease Payments Received				17,059,670.38	16,047,858.58	19,263,057.75	14,543,495.72	12,792,841.11	12,998,237.67	228,854,194.60
Sales Proceeds — Early Terminations				12,760,229.60	12,207,311.29	12,990,704.36	8,592,718.24	8,971,464.07	7,296,413.24	143,857,366.79
Sales Proceeds — Scheduled Terminations				17,889,728.03	23,118,183.96	25,571,667.48	21,548,201.66	25,387,084.24	25,966,080.11	236,848,814.91
Security Deposits for Terminated Accounts				109,700.00	137,360.70	124,848.91	118,105.00	150,067.00	120,922.00	1,536,547.60
Excess Wear and Tear Received				104,326.89	142,384.33	187,101.19	208,307.64	174,643.75	215,328.69	1,625,440.47
Excess Mileage Charges Received				171,507.51	242,117.16	265,939.02	283,238.48	257,951.13	273,080.84	2,796,953.34
Other Recoveries Received				573,963.56	367,382.06	500,305.87	694,897.35	693,319.93	736,175.35	9,181,878.96

Subtotal: Total Collections				48,669,125.97	52,262,598.08	58,903,624.58	45,988,964.09	48,427,371.23	47,606,237.90	624,701,196.67

Repurchase Payments				—	—	—	—	—	—	—
Postmaturity Term Extension				—	—	—	—	—	—	—
Investment Earnings on Collection Account				240,111.83	279,511.43	318,364.67	289,927.94	311,405.85	399,014.43	3,121,934.51

Total Available Funds, prior to Servicer Advances				48,909,237.80	52,542,109.51	59,221,989.25	46,278,892.03	48,738,777.08	48,005,252.33	627,823,131.18

Servicer Advance				—	—	—	—	—	—	—

Total Available Funds				48,909,237.80	52,542,109.51	59,221,989.25	46,278,892.03	48,738,777.08	48,005,252.33	627,823,131.18

Reserve Account Draw				—	—	—	—	—	—	—

Available for Distribution				48,909,237.80	52,542,109.51	59,221,989.25	46,278,892.03	48,738,777.08	48,005,252.33	627,823,131.18

DISTRIBUTIONS

Payment Date Advance Reimbursement				—	—	—	—	—	—	—
Servicing Fee:
Servicing Fee Shortfall from Prior Periods				—	—	—	—	—	—	—
Servicing Fee Due in Current Period				770,357.38	733,695.43	693,131.23	647,933.97	612,940.96	573,964.73	9,475,617.73
Servicing Fee Shortfall				—	—	—	—	—	—	—
Administration Fee				—	—	—	—	—	—
Administration Fee Shortfall from Prior Periods				—	—	—	—	—	—	—
Administration Fee Due in Current Period				5,000.00	5,000.00	5,000.00	5,000.00	5,000.00	5,000.00	60,000.00
Administration Fee Shortfall				—	—	—	—	—	—	—
Interest Paid to Noteholders
Interest Shortfall from Prior Periods Class A-1 Notes				—	—	—	—	—	—	—
Interest Shortfall from Prior Periods Class A-2 Notes				—	—	—	—	—	—	—
Interest Shortfall from Prior Periods Class A-3 Notes				—	—	—	—	—	—	—
Interest Shortfall from Prior Periods Class A-4 Notes				—	—	—	—	—	—	—
Interest Due in Current Period Class A-1 Notes				—	—	—	—	—	—	—
Interest Due in Current Period Class A-2 Notes				147,628.01	18,577.93	—	—	—	—	3,943,477.17
Interest Due in Current Period Class A-3 Notes				1,543,916.67	1,543,916.67	1,409,122.71	1,236,469.18	1,102,795.91	954,898.64	17,054,619.78
Interest Due in Current Period Class A-4 Notes				558,166.67	558,166.67	558,166.67	558,166.67	558,166.67	558,166.67	6,698,000.00
Interest Shortfall Class A-1 Notes				—	—	—	—	—	—	—
Interest Shortfall Class A-2 Notes				—	—	—	—	—	—	—
Interest Shortfall Class A-3 Notes				—	—	—	—	—	—	—
Interest Shortfall Class A-4 Notes				—	—	—	—	—	—	—
First Priority Principal Distribution Amount				—	—	—	—	—	—	—
Amount Paid to Reserve Account to Reach Specified Balance				—	—	—	—	—	—	—
Regular Principal Paid to Noteholders				43,994,344.48	48,677,037.41	54,236,711.87	41,991,603.57	46,459,873.54	45,602,279.73	566,294,369.70
Other Amounts paid to Trustees				—	—	—	—	—	—	—

Remaining Available Funds				1,889,824.60	1,005,715.41	2,319,856.77	1,839,718.65	—	310,942.56	24,297,046.80

EXHIBIT 99.3

Volkswagen Auto Lease Trust 2005-A
SERVICER CERTIFICATE	Collection Period Ended:	Collection Period Ended:	Collection Period Ended:	Collection Period Ended:	Collection Period Ended:	Collection Period Ended:
For the Annual Collection Period ended December 2006	July-06	August-06	September-06	October-06	November-06	December-06	TOTALS

CALCULATIONS

Calculation of First Priority Principal Distribution Amount:
Outstanding Principal Amount of the Notes (Beg. Of Collection Period)	705,327,731.27	661,333,386.79	612,656,349.38	558,419,637.51	516,428,033.94	469,968,160.40
Less: Aggregate Securitization Value (End of Collection Period)	(880,434,510.79)	(831,757,473.38)	(777,520,761.51)	(735,529,157.94)	(688,757,679.77)	(643,467,004.67)

First Priority Principal Distribution Amount (not less than zero)	—	—	—	—	—	—	—

Calculation of Regular Principal Distribution Amount:
Outstanding Principal Amount of the Notes (Beg. Of Collection Period)	705,327,731.27	661,333,386.79	612,656,349.38	558,419,637.51	516,428,033.94	469,968,160.40
Less: First Priority Principal Distribution Amount	—	—	—	—	—	—
Less: Targeted Note Balance	(661,333,386.79)	(612,656,349.38)	(558,419,637.51)	(516,428,033.94)	(469,656,555.77)	(424,365,880.67)

Regular Principal Distribution Amount	43,994,344.48	48,677,037.41	54,236,711.87	41,991,603.57	46,771,478.17	45,602,279.73	566,605,974.33

Calculation of Targeted Note Balance:
Aggregate Securitization Value (End of Collection Period)	880,434,510.79	831,757,473.38	777,520,761.51	735,529,157.94	688,757,679.77	643,467,004.67
Less: Targeted Overcollateralization Amount (13% of Initial Securitization Value)	(219,101,124.00)	(219,101,124.00)	(219,101,124.00)	(219,101,124.00)	(219,101,124.00)	(219,101,124.00)

Targeted Note Balance	661,333,386.79	612,656,349.38	558,419,637.51	516,428,033.94	469,656,555.77	424,365,880.67

Calculation of Servicer Advance:
Available Funds, prior to Servicer Advances	48,909,237.80	52,542,109.51	59,221,989.25	46,278,892.03	48,738,777.08	48,005,252.33
Less: Payment Date Advance Reimbursement	—	—	—	—	—	—
Less: Servicing Fees Paid	770,357.38	733,695.43	693,131.23	647,933.97	612,940.96	573,964.73
Less: Administration Fees Paid	5,000.00	5,000.00	5,000.00	5,000.00	5,000.00	5,000.00
Less: Interest Paid to Noteholders	2,249,711.35	2,120,661.27	1,967,289.38	1,794,635.85	1,660,962.57	1,513,065.31
Less: 1st Priority Principal Distribution	—	—	—	—	—	—

Equals: Remaining Available Funds before Servicer Advance (If < 0, Available Funds Shortfall)	45,884,169.08	49,682,752.82	56,556,568.64	43,831,322.22	46,459,873.54	45,913,222.29
Monthly Lease Payments Due on Included Units but not received	N/A	N/A	N/A	N/A	N/A	N/A

Servicer Advance	—	—	—	—	—	—	—

Total Available Funds after Servicer Advance	45,884,169.08	49,682,752.82	56,556,568.64	43,831,322.22	46,459,873.54	45,913,222.29

Reserve Account Draw Amount	—	—	—	—	—	—	—

Reconciliation of Servicer Advance:
Beginning Balance of Servicer Advance	—	—	—	—	—	—
Payment Date Advance Reimbursement	—	—	—	—	—	—
Additional Payment Advances for current period	—	—	—	—	—	—

Ending Balance of Payment Advance	—	—	—	—	—	—

RESERVE ACCOUNT

Reserve Account Balances:
Specified Reserve Account Balance	16,853,932.58	16,853,932.58	16,853,932.58	16,853,932.58	16,853,932.58	16,853,932.58	16,853,932.58
Initial Reserve Account Balance	16,853,932.58	16,853,932.58	16,853,932.58	16,853,932.58	16,853,932.58	16,853,932.58	16,853,932.58

Beginning Reserve Account Balance	16,853,932.58	16,853,932.58	16,853,932.58	16,853,932.58	16,853,932.58	16,853,932.58	16,853,932.58
Plus: Net Investment Income for the Collection Period	73,577.02	74,403.81	72,283.60	74,732.76	72,427.80	74,892.42	825,119.07

Subtotal: Reserve Fund Available for Distribution	16,927,509.60	16,928,336.39	16,926,216.18	16,928,665.34	16,926,360.38	16,928,825.00	17,679,051.65
Plus: Deposit of Excess Available Funds	—	—	—	—	—	—	—
Less: Reserve Account Draw Amount	—	—	—	—	—	—	—

Subtotal Reserve Account Balance	16,927,509.60	16,928,336.39	16,926,216.18	16,928,665.34	16,926,360.38	16,928,825.00	17,679,051.65
Less: Excess Reserve Account Funds to Transferor	73,577.02	74,403.81	72,283.60	74,732.76	72,427.80	74,892.42	825,119.07

Equals: Ending Reserve Account Balance	16,853,932.58	16,853,932.58	16,853,932.58	16,853,932.58	16,853,932.58	16,853,932.58	16,853,932.58

Change in Reserve Account Balance from Immediately Preceding Payment Date	—	—	—	—	—	—

Current Period Net Residual Losses:	Amounts	Amounts	Amounts	Amounts	Amounts	Amounts

Aggregate Securitization Value for Scheduled Terminated Units	20,216,925.97	26,101,192.05	27,908,850.80	24,162,502.30	29,240,009.95	29,501,858.88	270,537,024.75
Less: Sales Proceeds for Current Month Scheduled Terminations	(17,969,853.03)	(23,220,394.66)	(25,665,066.48)	(21,637,631.66)	(25,499,702.24)	(26,056,827.11)	(237,954,116.60)
Less: Sales Proceeds/Recoveries for Prior Month Scheduled Terminations	(522,980.56)	(308,383.70)	(454,722.01)	(607,456.75)	(652,060.07)	(634,643.58)	(8,287,507.23)
Less: Excess Wear and Tear Received	(104,326.89)	(142,384.33)	(187,101.19)	(208,307.64)	(174,643.75)	(215,328.69)	(1,625,440.47)
Less: Excess Mileage Received	(171,507.51)	(242,117.16)	(265,939.02)	(283,238.48)	(257,951.13)	(273,080.84)	(2,796,953.34)

Current Period Net Residual Losses/(Gains)	1,448,257.98	2,187,912.20	1,336,022.10	1,425,867.77	2,655,652.76	2,321,978.66	19,873,007.11

Cumulative Net Residual Losses:
Beginning Cumulative Net Residual Losses	23,114,892.21	24,563,150.19	26,751,062.39	28,087,084.49	29,512,952.26	32,168,605.02	14,617,576.57
Current Period Net Residual Losses	1,448,257.98	2,187,912.20	1,336,022.10	1,425,867.77	2,655,652.76	2,321,978.66	19,873,007.11

Ending Cumulative Net Residual Losses	24,563,150.19	26,751,062.39	28,087,084.49	29,512,952.26	32,168,605.02	34,490,583.68	34,490,583.68

Cumulative Net Residual Losses/(Gains) % of Aggregate Initial Securitization Value	1.46%	1.59%	1.67%	1.75%	1.91%	2.05%	2.05%

EXHIBIT 99.3

Volkswagen Auto Lease Trust 2005-A
SERVICER CERTIFICATE		Collection Period Ended:	Collection Period Ended:	Collection Period Ended:	Collection Period Ended:	Collection Period Ended:	Collection Period Ended:
For the Annual Collection Period ended December 2006		July-06	August-06	September-06	October-06	November-06	December-06	TOTALS

POOL STATISTICS	Initial

Collateral Pool Balance Data
Aggregate Securitization Value	1,685,393,258	880,434,511	831,757,473	777,520,762	735,529,158	688,757,680	643,467,005
Number of Current Contracts	72,157	46,235	43,815	41,219	39,151	36,772	34,557
Weighted Average Lease Rate	3.59%	3.52%	3.52%	3.54%	3.54%	3.53%	3.52%
Average Remaining Term	27.48	12.68	12.28	11.71	11.25	10.90	10.44
Average Original Term	42.98	43.50	43.53	43.59	43.64	43.73	43.86
Monthly Prepayment Speed		80.49%	77.51%	77.56%	74.06%	72.88%	70.95%

		Securitization Value	Securitization Value	Securitization Value	Securitization Value	Securitization Value	Securitization Value

Pool Balance (Securitization Value) — Beginning of Period		924,428,855	880,434,511	831,757,473	777,520,762	735,529,158	688,757,680	1,209,761,374
Depreciation/Payments		(10,892,635)	(10,147,273)	(13,271,010)	(9,276,096)	(8,187,309)	(8,500,937)	(151,491,114)
Gross Credit Losses		(575,871)	(377,445)	(452,144)	(406,344)	(740,744)	(313,514)	(7,429,024)
Early Terminations		(12,308,913)	(12,051,128)	(12,604,707)	(8,146,661)	(8,603,415)	(6,974,365)	(136,837,207)
Scheduled Terminations		(20,216,926)	(26,101,192)	(27,908,851)	(24,162,502)	(29,240,010)	(29,501,859)	(270,537,025)
Repurchase/Reallocation		—	—	—	—	—	—	—

Pool Balance — End of Period		880,434,511	831,757,473	777,520,762	735,529,158	688,757,680	643,467,005	643,467,005

Delinquencies Aging Profile — End of Period Securitization Value
Current		868,274,769	819,596,173	766,205,103	725,027,591	678,509,677	633,167,637
31 - 90 Days Delinquent		11,093,642	10,785,810	9,658,171	8,845,039	8,780,934	8,951,291
90+ Days Delinquent		1,066,100	1,375,490	1,657,488	1,656,528	1,467,069	1,348,077

Total		880,434,511	831,757,473	777,520,762	735,529,158	688,757,680	643,467,005

Credit Losses:
Aggregate Securitization Value on charged-off units		575,871	377,445	452,144	406,344	740,744	313,514	7,429,024
Aggregate Liquidation Proceeds on charged-off units		(409,483)	(240,402)	(321,445)	(263,778)	(253,924)	(189,205)	(4,435,264)
Recoveries on charged-off units		(9,197)	—	—	—	—	—	(176,748)

Current Period Aggregate Net Credit Losses/(Gains)		157,192	137,043	130,700	142,566	486,820	124,308	2,817,012

Cumulative Net Credit Losses:
Beginning Cumulative Net Credit Losses		3,704,387	3,861,578	3,998,622	4,129,321	4,271,887	4,758,707	2,066,003
Current Period Net Credit Losses		157,192	137,043	130,700	142,566	486,820	124,308	2,817,012

Ending Cumulative Net Credit Losses		3,861,578	3,998,622	4,129,321	4,271,887	4,758,707	4,883,015	4,883,015

Cumulative Net Credit Losses/(Gains) as a % of Aggregate Initial Sec. Value		0.23%	0.24%	0.25%	0.25%	0.28%	0.29%	0.29%